Exhibit 10.5

Non-Qualified Stock Option Agreement Amendment No. 1

This Non-Qualified Stock Option Agreement Amendment No. 1 (this “Amendment”) is made February 29, 2012 between Harris Interactive Inc., a Delaware corporation (the “Company”), and Al Angrisani (the “Participant”).

This Amendment amends the Non-Qualified Stock Option Agreement (the “Non-Qualified Stock Option Agreement”) made between the Company and the Participant effective as of June 7, 2011. All terms of the Non-Qualified Stock Option Agreement, except as amended hereby, remain in full force and effect. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Non-Qualified Stock Option Agreement.

1. Section 1(b) of the Non-Qualified Stock Option Agreement is hereby deleted in its entirety.

2. Section 3(a) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(a) The rights with respect to this Option shall vest and become exercisable with respect:

(i) 165,000 of the Covered Shares as of the date on which Target I (as defined below) is met;

(ii) 165,000 of the Covered Shares as of the date on which Target II (as defined below) is met;

(iii) 165,000 of the Covered Shares as of the date on which Target III (as defined below) is met;

(iv) 165,000 of the Covered Shares as of the date on which Target IV (as defined below) is met;

(v) 165,000 of the Covered Shares as of the date on which Target V (as defined below) is met;

(vi) 165,000 of the Covered Shares as of the date on which Target VI (as defined below) is met;

(vii) 165,000 of the Covered Shares as of the date on which Target VII (as defined below) is met;

(viii) 165,000 of the Covered Shares as of the date on which Target VIII (as defined below) is met;

(ix) 165,000 of the Covered Shares as of the date on which Target IX (as defined below) is met; and

(x) 165,000 of the Covered Shares as of the date on which Target X (as defined below) is met;

provided, however, in each case, to the extent that the Option has not vested on or before the Participant’s Date of Termination for any reason, such Option shall no longer vest and become exercisable in accordance with the foregoing schedule as of any date subsequent to the Participant’s Date of Termination except as provided in Section 3(b) with respect to a Change in Control (as defined in the Plan). Vesting under this schedule is cumulative, and after the Option becomes exercisable under the schedule with respect to any portion of the Covered Shares, it shall continue to be exercisable with respect to that portion, and only that portion, of the Covered Shares until the Expiration Date (described in Section 4 below), subject, however, to Section 4.15 of the Plan. For the avoidance of doubt, achievement of a higher target includes within it achievement of all lower targets to the extent not previously achieved.

3. Section 3(b) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(b) Notwithstanding the provisions of Section 3(a), the Option shall become fully vested and immediately exercisable with respect to all of the Covered Shares, whether or not previously vested, upon the occurrence of the date of a Change in Control under the condition that the date of the Change of Control does not occur prior to the Participant’s Date of Termination.

4. Section 3(c) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(c) The targets for vesting of the Option are as follows:

(i) Target I shall be achieved if (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $2.00, or (B) the Company has achieved EBITDA Target A.

(ii) Target II shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $2.00, or (B) the Company has achieved EBITDA Target B.

(iii) Target III shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $2.50, or (B) the Company has achieved EBITDA Target C.

(iv) Target IV shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $2.50, or (B) the Company has achieved EBITDA Target D.

(v) Target V shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $3.00, or (B) the Company has achieved EBITDA Target E.

(vi) Target VI shall be achieved if (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $3.00, or (B) the Company has achieved EBITDA Target F.

(vii) Target VII shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $3.50, or (B) the Company has achieved EBITDA Target G.

(viii) Target VIII shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $3.50, or (B) the Company has achieved EBITDA Target H.

(ix) Target IX shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $4.00, or (B) the Company has achieved EBITDA Target I.

(x) Target X shall be achieved if either (A) commencing on or after the Grant Date, the Company has had an average closing price for its Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), during a thirty (30) consecutive trading day period (excluding from such period, any trading day in which the total trading volume of the Stock, as reported by NASDAQ (or the then applicable securities exchange or electronic trading service), is less than 10,000) of at least $4.00, or (B) the Company has achieved EBITDA Target J.

5. Section 9(c) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(c) “EBITDA Target A” shall be Adjusted EBITDA of $10,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

6. Section 9(d) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(d) “EBITDA Target B” shall be Adjusted EBITDA of $11,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

7. Section 9(e) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(e) “EBITDA Target C” shall be Adjusted EBITDA of $12,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

8. Section 9(f) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(f) “EBITDA Target D” shall be Adjusted EBITDA of $13,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

9. Section 9(g) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(g) “EBITDA Target E” shall be Adjusted EBITDA of $14,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

10. Section 9(h) of the Non-Qualified Stock Option Agreement is hereby amended to read in its entirety as follows:

(h) “EBITDA Target F” shall be Adjusted EBITDA of $15,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

11. A new Section 9(i) shall be added to the Non-Qualified Stock Option Agreement to read as follows:

(i) “EBITDA Target G” shall be Adjusted EBITDA of $16,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

12. A new Section 9(j) shall be added to the Non-Qualified Stock Option Agreement to read as follows:

(j) “EBITDA Target H” shall be Adjusted EBITDA of $17,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

13. A new Section 9(k) shall be added to the Non-Qualified Stock Option Agreement to read as follows:

(k) “EBITDA Target I” shall be Adjusted EBITDA of $18,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

14. A new Section 9(l) shall be added to the Non-Qualified Stock Option Agreement to read as follows:

(l) “EBITDA Target J” shall be Adjusted EBITDA of $20,000,000 using any trailing consecutive four fiscal quarters commencing on or after the Grant Date, subject to adjustment pursuant to Section 3(d).

15. A new Section 9(m) shall be added to the Non-Qualified Stock Option Agreement to read as follows:

(m) “Employment Agreement” means the Employment Agreement between the Company and the Participant effective June 7, 2011, as amended on February 29, 2012, and as the same may be modified, extended, restated, or replaced from time to time.

16. A new Section 13 shall be added to the Non-Qualified Stock Option Agreement to read as follows:

13. Lock-Up Period. The Participant hereby agrees that the Participant shall not, directly or indirectly, pledge, hypothecate, sell, contract to sell, or otherwise transfer or dispose of any Covered Shares or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Covered Shares until the earlier of (a) June 30, 2014 or (b) the date of a Change in Control.

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date first above written.

[Signature Page Follows]

HARRIS INTERACTIVE INC.

By:	/s/ Howard Shecter
Howard Shecter
Chairman of the Board

/s/ Al Angrisani
AL ANGRISANI